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Exhibit 99.1

Joint Filing Agreement

        In accordance with Rule 13d-1(k) promulgated under the U.S. Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the ordinary shares of DKK5 each, of TDC A/S, a Danish public limited company, and that this Joint Filing Agreement may be included as an Exhibit to such joint filing. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of December 9, 2005.

NORDIC TELEPHONE COMPANY APS
By:	/s/ RICHARD WILSON	By:	/s/ LAWRENCE H. GUFFEY
Name: Richard Wilson Title: Director		Name: Lawrence H. Guffey Title: Director
By:	/s/ OLIVER HAARMANN	By:	/s/ KURT BJÖRKLUND
Name: Oliver Haarmann Title: Director		Name: Kurt Björklund Title: Director
By:	/s/ GUSTAVO SCHWED
Name: Gustavo Schwed Title: Director
NORDIC TELEPHONE COMPANY INVESTMENT APS
By:	/s/ RICHARD WILSON	By:	/s/ LAWRENCE H. GUFFEY
Name: Richard Wilson Title: Director		Name: Lawrence H. Guffey Title: Director
By:	/s/ OLIVER HAARMANN	By:	/s/ KURT BJÖRKLUND
Name: Oliver Haarmann Title: Director		Name: Kurt Björklund Title: Director
By:	/s/ GUSTAVO SCHWED
Name: Gustavo Schwed Title: Director

For and on behalf of Apax Partners Europe Managers Ltd. as Manager of
Apax Europe VI-A, L.P.

By:	/s/ ADRIAN BEECROFT	/s/ ANDREW BARRETT
Name: Adrian Beecroft		Andrew Barrett
Title: Authorized Person		Authorised Signatory
For and on behalf of Apax Partners Europe Managers Ltd. as Manager of Apax Europe VI-1 L.P.
By:	/s/ ADRIAN BEECROFT	/s/ ANDREW BARRETT
Name: Adrian Beecroft		Andrew Barrett
Title: Authorized Person		Authorised Signatory
For and on behalf of Apax Europe VI GP, Co. Ltd. as general partner of Apax Europe VI GP, L.P. Inc.
By:	/s/ DENISE FALLAIZE
Name: D.J. Fallaize
Title: Authorized Person
For and on behalf of Apax Europe VI GP, Co. Ltd.
By:	/s/ DENISE FALLAIZE
Name: D.J. Fallaize
Title: Authorized Person
For and on behalf of Apax Partners Europe Managers Ltd.
By:	/s/ ADRIAN BEECROFT	/s/ ANDREW BARRETT
Name: Adrian Beecroft		Andrew Barrett
Title: Authorized Person		Authorised Signatory

Blackstone NSS Communications Partners (Cayman) L.P.
By Blackstone Communications Management Associates (Cayman) L.P., its general partner
By Blackstone FI Communications Associates (Cayman) Ltd., its general partner

By:	/s/ STEPHEN A. SCHWARZMAN
Name: Stephen A. Schwarzman
Title: Authorized Person

Blackstone Family Communications Partnership (Cayman) L.P.
By Blackstone Communications Management Associates (Cayman) L.P., its general partner
By Blackstone FI Communications Associates (Cayman) Ltd., its general partner
By:	/s/ STEPHEN A. SCHWARZMAN
Name: Stephen A. Schwarzman
Title: Authorized Person
Blackstone Capital Partners (Cayman) IV L.P. By Blackstone Management Associates (Cayman) IV L.P., its general partner By Blackstone LR Associates (Cayman) IV Ltd., its general partner
By:	/s/ STEPHEN A. SCHWARZMAN
Name: Stephen A. Schwarzman
Title: Authorized Person
Blackstone Capital Partners (Cayman) IV-A L.P. By Blackstone Management Associates (Cayman) IV L.P., its general partner By Blackstone LR Associates (Cayman) IV Ltd., its general partner
By:	/s/ STEPHEN A. SCHWARZMAN
Name: Stephen A. Schwarzman
Title: Authorized Person
Blackstone Family Investment Partnership (Cayman) IV-A L.P. By Blackstone Management Associates (Cayman) IV L.P., its general partner By Blackstone LR Associates (Cayman) IV Ltd., its general partner
By:	/s/ STEPHEN A. SCHWARZMAN
Name: Stephen A. Schwarzman
Title: Authorized Person
Blackstone Participation Partnership (Cayman) IV L.P. By Blackstone Management Associates (Cayman) IV L.P., its general partner By Blackstone LR Associates (Cayman) IV Ltd., its general partner
By:	/s/ STEPHEN A. SCHWARZMAN
Name: Stephen A. Schwarzman
Title: Authorized Person
Blackstone Communications Management Associates (Cayman) L.P. By Blackstone FI Communications Associates (Cayman) Ltd., its general partner
By:	/s/ STEPHEN A. SCHWARZMAN
Name: Stephen A. Schwarzman
Title: Authorized Person

Blackstone Management Associates (Cayman) IV L.P. By Blackstone LR Associates (Cayman) IV Ltd., its general partner
By:	/s/ STEPHEN A. SCHWARZMAN
Name: Stephen A. Schwarzman
Title: Authorized Person
Blackstone FI Communications Associates (Cayman) Ltd.
By:	/s/ STEPHEN A. SCHWARZMAN
Name: Stephen A. Schwarzman
Title: Authorized Person
Blackstone LR Associates (Cayman) IV Ltd.
By:	/s/ STEPHEN A. SCHWARZMAN
Name: Stephen A. Schwarzman
Title: Authorized Person

Signed by
for and on behalf of
KKR Millennium Fund (Overseas), Limited Partnership
By: KKR Associates Millennium (Overseas), Limited Partnership, its general partner
By: KKR Millennium Limited, its general partner

By:	/s/ PERRY GOLKIN
Name: Perry Golkin
Title: Authorized Person

Signed by
for and on behalf of
KKR Associates Millennium (Overseas), Limited Partnership
By: KKR Millennium Limited, its general partner

By:	/s/ PERRY GOLKIN
Name: Perry Golkin
Title: Authorized Person

Signed by
for and on behalf of
KKR Millennium Limited

By:	/s/ PERRY GOLKIN
Name: Perry Golkin
Title: Authorized Person

Signed by	)	/s/ ALISTAIR BOYLE
for and on behalf of	)	Alistair Boyle
Permira Europe III G.P. Limited as general partner of	)	Alternate Director
Permira Europe III G.P. L.P. as	)
general partner of Permira Europe III L.P. 1)
Signed by	)	/s/ ALISTAIR BOYLE
for and on behalf of	)	Alistair Boyle
Permira Europe III G.P. Limited as general partner of	)	Alternate Director
Permira Europe III G.P. L.P. as	)
general partner of Permira Europe III L.P. 2)
Signed by	)	/s/ ALISTAIR BOYLE
for and on behalf of	)	Alistair Boyle
Permira Europe III G.P. Limited as general partner of	)	Alternate Director
Permira Europe III G.P. L.P. as	)
managing limited partner of Permira Europe III GmbH & Co. KG	)
Signed by	)	/s/ ALISTAIR BOYLE
for and on behalf of	)	Alistair Boyle
Permira Nominees Limited as nominee for	)	Alternate Director
Permira Investments Limited	)
Signed by	)	/s/ ALISTAIR BOYLE
for and on behalf of	)	Alistair Boyle
Permira Europe III G.P. Limited as administrator of	)	Alternate Director
Permira Europe III Co-investment Scheme	)
Signed by	)	/s/ ALISTAIR BOYLE
for and on behalf of	)	Alistair Boyle
Permira Europe III G.P. Limited as general partner of	)	Alternate Director
Permira Europe III G.P. L.P.	)
Signed by	)	/s/ ALISTAIR BOYLE
for and on behalf of	)	Alistair Boyle
Permira Europe III G.P. Limited	)	Alternate Director
Signed by	)	/s/ ALISTAIR BOYLE
for and on behalf of Permira Holdings Limited	)	Alistair Boyle
	)	Alternate Director

PROVIDENCE EQUITY OFFSHORE PARTNERS V L.P.
By:	Providence Equity Offshore GP V L.P., the General Partner
By: Providence Equity Partners (Cayman) V Ltd., its general partner
	By:	/s/ JONATHAN NELSON
Name:
Title: Authorized Person
PROVIDENCE EQUITY OFFSHORE GP V L.P.
By:	Providence Equity Partners (Cayman) V Ltd., its general partner
	By:	/s/ JONATHAN NELSON
Name:
Title: Authorized Person
PROVIDENCE EQUITY PARTNERS (CAYMAN) V LTD.
By:	/s/ JONATHAN NELSON
Name:
Title: Authorized Person
/s/ PAUL J. SALEM Paul J. Salem
/s/ GLENN M. CREAMER Glenn M. Creamer
/s/ JONATHAN M. NELSON Jonathan M. Nelson
/s/ PETER G. PETERSON Peter G. Peterson
/s/ STEPHEN A. SCHWARZMAN Stephen A. Schwarzman

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Joint Filing Agreement